UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2024

USA Compression Partners, LP
(Exact Name of Registrant as Specified in Charter)

Delaware	1-35779	75-2771546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Congress Avenue, Suite 2400
Austin, Texas 78701
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 473-2662
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common units representing limited partner interests	USAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 21, 2024, Mr. W. Brett Smith announced his resignation from the board of directors of USA Compression GP, LLC (the “General Partner”), the general partner of USA Compression Partners, LP (the “Partnership”), including all committees of the Board on which he serves, effective March 22, 2024.
Mr. Smith’s decision to resign from the board of directors of the General Partner was not due to any disagreement with the General Partner or the Partnership relating to operations, practices or policies.
On March 21, 2024, Energy Transfer LP (“ET”), the sole member of the General Partner appointed John L. Wortham to serve as a director on the Board to fill the vacancy created by Mr. Smith’s resignation, effective as of March 22, 2024. In connection with Mr. Wortham’s appointment, the Board appointed Mr. Wortham to serve on the audit and compensation committees of the Board. Mr. Wortham will serve on these committees in addition to Mr. Glenn Joyce and Mr. William Waldheim.
There are no arrangements or understandings between Mr. Wortham and any other persons pursuant to which he will serve as a director. As an outside director, Mr. Wortham will receive compensation from the Partnership for his service as a director on the Board pursuant to the General Partner’s Amended and Restated Outside Director Compensation Policy, as described in the Partnership’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 13, 2024, including an award of 2,500 phantom units upon his appointment to the Board. There are no relationships between Mr. Wortham and the General Partner or the Partnership that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

		By:	USA Compression GP, LLC,
its General Partner

Date:	March 22, 2024	By:	/s/ Christopher W. Porter
Christopher W. Porter
Vice President, General Counsel and Secretary